UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2011

General Electric Company

(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of shareowners of the Company was held on April 27, 2011.

(b) The shareowners elected all of the Company’s nominees for director; ratified the appointment of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year 2011; approved the advisory vote on executive compensation; and approved holding future advisory votes on executive compensation every year. The shareowners did not approve any of the shareowner proposals, which are listed below.

A.	Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
W. Geoffrey Beattie	5,717,325,631	383,106,769	43,344,740	2,116,572,066
James I. Cash, Jr.	5,645,873,768	458,620,354	39,283,018	2,116,572,066
Ann M. Fudge	5,980,010,414	125,446,071	38,320,655	2,116,572,066
Susan Hockfield	5,753,374,448	352,901,081	37,501,611	2,116,572,066
Jeffrey R. Immelt	5,820,576,981	287,746,410	35,453,749	2,116,572,066
Andrea Jung	5,264,422,127	841,842,544	37,512,469	2,116,572,066
Alan G. (A.G.) Lafley	6,009,125,481	94,909,446	39,742,213	2,116,572,066
Robert W. Lane	5,693,451,078	410,460,140	39,865,922	2,116,572,066
Ralph S. Larsen	5,687,148,399	415,960,151	40,668,590	2,116,572,066
Rochelle B. Lazarus	5,721,498,411	384,331,125	37,947,604	2,116,572,066
James J. Mulva	5,755,998,766	348,124,546	39,653,828	2,116,572,066
Sam Nunn	5,561,936,241	543,866,478	37,974,421	2,116,572,066
Roger S. Penske	5,503,458,091	569,136,352	71,182,697	2,116,572,066
Robert J. Swieringa	6,001,616,478	102,018,837	40,141,825	2,116,572,066
James S. Tisch	5,420,316,467	684,167,933	39,292,740	2,116,572,066
Douglas A. Warner III	5,639,542,216	465,911,295	38,323,629	2,116,572,066

B.	Ratification of KPMG LLP:

For	8,048,916,752
Against	147,038,400
Abstain	64,394,054

C.	Advisory Vote on Executive Compensation:

For	4,802,235,894
Against	1,238,198,783
Abstain	103,342,463
Non-Votes	2,116,572,066

(2)

D.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

One year	5,177,027,789
Two years	98,524,395
Three years	819,877,840
Abstain	48,347,116
Non-Votes	2,116,572,066

1.	Shareowner Proposal: Cumulative Voting:

For	1,632,149,274
Against	4,445,784,633
Abstain	65,843,233
Non-Votes	2,116,572,066

2.	Shareowner Proposal: Future Stock Options:

For	1,791,806,984
Against	4,284,369,342
Abstain	67,600,814
Non-Votes	2,116,572,066

3.	Shareowner Proposal: Withdraw Stock Options Granted to Executive Officers:

For	450,822,488
Against	5,631,590,645
Abstain	61,364,007
Non-Votes	2,116,572,066

4.	Shareowner Proposal: Climate Change Risk Disclosure:

For	240,369,492
Against	4,924,813,208
Abstain	978,594,440
Non-Votes	2,116,572,066

5.	Shareowner Proposal: Transparency in Animal Research:

For	451,487,905
Against	4,384,712,509
Abstain	1,307,576,726
Non-Votes	2,116,572,066

(3)

(d)	Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation:

A majority of the votes cast by shareowners voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our shareowners, the Board of Directors has decided that it will include an advisory shareowner vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareowner votes on executive compensation, which will occur no later than our Annual Meeting of Shareowners in 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

/s/ Michael R. McAlevey
Date: May 2, 2011	Michael R. McAlevey
Vice President and Chief Corporate, Securities and Finance Counsel

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